Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events

Note 19 — Subsequent Events

Entry into a Material Agreement and Unregistered Sale of Equity Securities

On August 9, 2022, the Group entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with ATW Opportunities Master Fund II, L.P. (the “Purchaser”), pursuant to which the Group received net proceeds of $3,300,000 in consideration of the issuance of Convertible Debenture (the “Debenture”) in the principal amount of $3,500,000.

The transactions contemplated under the Securities Purchase Agreement closed on August 10, 2022 (“First Closing Date”). The Group intends to use the proceeds from the issuance of the Debenture for working capital purposes.

The Debenture matures on August 9, 2025, bears interest at a rate of 8% per annum to the extent such interest is paid in cash or 12.0% to the extent such interest is paid in ADSs at the Group’s election, and is convertible into ADSs, beginning after its original date of issuance at a conversion price is the lesser of $1.25 or 85% of the lowest daily volume-weighted average price in the last fifteen (15) trading days immediately prior to conversion, subject to adjustment, per ADS. Interest is payable quarterly in cash, or the Group may pay accrued interest in its ADSs.

The Group granted the Purchaser the right to purchase a pro-rata share (based on the original subscription amount as to the first closing) of an additional $25 million of Debentures within 24-month anniversary of the First Closing Date.

The Group has also granted the Purchaser a 24-month right to participate in specified future financings, up to a level of 30%.